Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Royal Oil & Gas, Corp. (the "Company") on Form 10-QSB for the period ended DECEMBER 31, 2007 as filed with the Securities and Exchange Commission on this date, the undersigned, being the Chief Executive Officer, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and 2. the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    April 15, 1008                     Signed: /s/ Delbert G. Blewett
         --------------                             ----------------------
                                                    Delbert G. Blewett,
                                                    President, CEO,
                                                    Chief Financial Officer.